SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                         -------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 17, 2001

                                   VALESC INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


     DELAWARE                            0-31459                 23-3048857
     --------                           -------                  ----------
    (State or Other             (Commission File Number)    (IRS Identification
Jurisdiction of Incorporation)                                     Number)


                 2300 COIT ROAD, SUITE 300B, PLANO, TEXAS 75075
                   -------------------------------------------
               (Address of Principal Executive Offices) (zip code)

        Registrant's telephone number, including area code: (972)495-3900

Item 2.  Acquisition or Disposition of Assets

         On December 17, 2001, the Registrant purchased 100% of the capital stock of OJI Surgical, Inc., an Oregon corporation ("OJI"), from OJI's parent, SMT Enterprises Corporation ("SMT"), in exchange for 266,000 shares of the Registrant's common stock (the "Acquisition") pursuant to a Share Purchase Agreement between the Registrant, OJI and SMT (the "Purchase Agreement"), attached as Exhibit 2.1 to this Report. The purchase price was determined based upon a multiple of OJI's previous years' gross profits.

         OJI is operated by Harry Kraus, who serves as the sole director and President. Harry Kraus is the uncle of Jeremy Kraus, the Registrant's Chief Executive Officer and director.

         Two of the Registrant's executive officers, Jeremy Kraus and Samuel Cohen, who are also shareholders and serve as directors, are shareholders and serve as directors of SMT. Jeremy Kraus, Samuel Cohen and Garrett Miller, the Registrant's Director and Vice President, own 8.5%, 4.25% and 2.12% respectively, of the outstanding capital stock of SMT through Atlas Holdings, Inc. As interested directors, Mr. Kraus and Mr. Cohen abstained from voting to authorize the Acquisition on behalf of the Registrant and SMT.

         Edward Kraus, the President of SMT and a director and owner of 13.6% of the outstanding capital stock of SMT, is the father of Jeremy Kraus, the Registrant's Chief Executive Officer and director. Robert Kraus, a director of SMT and owner of 25% of the outstanding capital stock of SMT, is the uncle of Jeremy Kraus, the Registrant's Chief Executive Officer and director.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

         Financial statements of the business acquired will be filed by amendment within 60 days of the date of this Report.

     (b) Pro Forma Financial Information.

         Pro Forma combined financial statements will be filed by amendment within 60 days of the date of this Report.

The following exhibits are filed herewith:

2.1 Share Purchase Agreement dated December 3, 2001 by and among the Registrant, OJI Surgical, Inc., and SMT Enterprises Corporation for the acquistion of OJI by the Registrant.





                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VALESC INC.


                                                   /s/ Samuel Cohen
                                                   ----------------------------
                                                    By:  Samuel Cohen
                                                    Title:  President

                                                    Dated: December 21, 2001

                                 EXHIBIT INDEX


EXHIBIT             DESCRIPTION
-------             -----------

2.1 Share Purchase Agreement dated December 3, 2001 by and among the Registrant, OJI Surgical, Inc., and SMT Enterprises Corporation for the acquistion of OJI by the Registrant.